Exhibit 21

Entity Name:	State/Country of Formation:
1673732 Ontario Limited	Canada
508 Venture One, L.P.	Pennsylvania
Ainsworth Apartments I Limited Partnership	Nebraska
Akasaka Residential GK	Japan
Ali Property Partners Corporation	Philippines
Ali Property Partners Holdings Corporation	Philippines
Antigo Affordable Housing Limited Partnership	Wisconsin
Apartment Properties Income and Growth Fund I, LLC	Delaware
Apollo-GMAC Real Estate Mezzanine Fund, L.P.	Delaware
Arbors-Warner General Partner LLC	Delaware
Ardennes Investments,Y.K.	Japan
Arlington Property KK	Japan
Arrow Wood Apartments Gp LLC	Delaware
Arrow Wood Apartments LP	Delaware
AshCap Investment Properties Limited	Jersey
Ashley House Limited	Jersey
Ashley Meadows At White Oak, LP	North Carolina
Aspen Square Hudson Limited Partnership	Wisconsin
Atlantech Charter Colony, LLC	Virginia
Atlantech Twin Hickory, LLC	Virginia
Atsugi Telecom Park Ltd.	Japan
Atsugi Telecompark K.K.	Japan
Bandai Property GK	Japan
Belton Missouri Development Corporation	Minnesota
Berkley Property KK	Japan
Bethesda Metro Center Holdings, LLC	Maryland
Bethesda Metro Center Office REIT	Delaware
Blair Housing Partners, Inc.	Nebraska
Boathouse, Inc.	Minnesota
Bowa Legacy Asset Management Co., Ltd.	Taiwan
Bowa Recap Co., Ltd.	Taiwan
BREVARD FL Equity Investments, Inc.	Delaware
BREVARD FL Retail, LLC	Delaware
Buena Vista Apartments Gp LLC	Delaware
Buena Vista Apartments LP	Delaware
C Investment KK	Japan
Cahaba Leverage Fund LLC	Delaware
Cantabria Investments Limited	Guernsey
Capmark CDF Subfund VI LLC	Delaware
Capmark CDF Subfund VII LLC	Delaware

Capmark CDF Subfund VIII LLC	Delaware
Capmark CDF Subfund II LLC	Delaware
Capmark CDF Subfund III LLC	Delaware
Capmark AB No. 1 Ltd.	Ireland
Capmark AB No. 2 Ltd.	Ireland
Capmark Activos II, S.A. de C.V.	Mexico
Capmark Activos I, S. de R.L. de C.V.	Mexico
Capmark Activos III, S de R.L de C.V.	Mexico
Capmark Activos IV, S. de R.L. de C.V.	Mexico
Capmark Asia Limited Company	Taiwan
Capmark Asia Real Estate Partners Gp, LLC	Delaware
Capmark Asia Real Estate Partners Gp, LP	Caymans
Capmark Asia Real Estate Partners, LP	Caymans
Capmark Asset Corp.	Delaware
Capmark Asset Management GmbH	Germany
Capmark Bank	Utah
Capmark Bank Europe, Public Limited Company	Ireland
Capmark Canada Limited	Ontario
Capmark Capital Inc.	Colorado
Capmark Capital Markets (Canada) Inc.	Canada
Capmark Carried Interest, LLC	Delaware
Capmark CDF Subfund I LLC	Delaware
Capmark CDF Subfund IV Leverage Fund LLC	Delaware
Capmark CDF Subfund IV LLC	Delaware
Capmark CDF Subfund IX, LLC	Delaware
Capmark CDF Subfund V LLC	Delaware
Capmark CDF Subfund X, LLC	Delaware
Capmark CDF Subfund XI, LLC	Delaware
Capmark CDF Subfund XII, LLC	Delaware
Capmark CDF Subfund XIII, LLC	Delaware
Capmark Commercial Realty Advisors, L.P.	Delaware
Capmark Commercial Realty II Incentive Vehicle, L.P.	Delaware
Capmark Commercial Realty IIA (REIT), Inc.	Maryland
Capmark Commercial Realty Partners II, L.P.	Delaware
Capmark Commercial Realty Partners IIA (REIT), L.P.	Delaware
Capmark Commercial Realty Partners III, L.P.	Delaware
Capmark Commercial Realty Partners, L.P.	Delaware
Capmark Community Development Fund, LLC	Delaware
Capmark EI Ireland Limited	Ireland
Capmark EI Jersey Holdings Limited	Jersey
Capmark EI Jersey Portfolio Limited	Jersey
Capmark EI Luxembourg SARL	Luxembourg

Capmark Finance Inc.	California
Capmark Financial Group Inc.	Nevada
Capmark France SAS	France
Capmark Funding Europe p.l.c.	Ireland
Capmark Funding Japan KK	Japan
Capmark Funding KK	Japan
Capmark Germany GmbH	Germany
Capmark Holdings Ireland Limited	Ireland
Capmark Investment Consulting (Shangai) Company Limited	China
Capmark Investment Holding LLC	Delaware
Capmark Investment Management KK	Japan
Capmark Investments Advisors KK	Japan
Capmark Investments Europe Limited	England
Capmark Investments KK	Japan
Capmark Investments LP	Delaware
Capmark Investments Structured Fund GP LLC	Delaware
Capmark Ireland Limited	Ireland
Capmark Japan KK	Japan
Capmark JPN KK	Japan
Capmark Lothian No.1 LP	United Kingdom
Capmark Mexico Holding S. de R.L. de C.V.	Mexico
Capmark Mortgage Securities Inc.	Delaware
Capmark Municipal Mortgage Trust	Delaware
Capmark Overseas Processing India Private Limited	India
Capmark Philippines Ltd.	Cayman Islands
Capmark Real Estate Mezzanine Gp LLC	Delaware
Capmark Resources Canada Limited	Ontario
Capmark Securities Inc.	Colorado
Capmark Services Ireland Limited	Ireland
Capmark Services UK Limited	England
Capmark Services, Inc.	Delaware
Capmark Structured Fund Carried Interest, L.P.	Delaware
Capmark Structured Gp, L.P.	Delaware
Capmark Structured Real Estate Fund Incentive Vehicle, L.P.	Delaware
Capmark Structured Real Estate Ltd.	Cayman Islands
Capmark Structured Real Estate Partners, L.P.	Delaware
Capmark Structured Real Estate Reit, Inc.	Maryland
Capmark Structured Real Estate Taxable Reit, Inc.	Delaware
Capmark Subfund III Leverage Fund LLC	Delaware
Capmark Subfund V Leverage Fund LLC	Delaware
Capmark Subfund VI Leverage Fund LLC	Delaware
Capmark Subfund VII Leverage Fund LLC	Delaware

Capmark Suzhou Retail Properties Co., Ltd.	China
Capmark Trust	Delaware
Capmark UK Limited	United Kingdom
Capmark UK Realty Incentive Vehicle LLC	Delaware
Capmark UK Realty Partners Jersey Limited	Jersey
Capmark UK Realty Partners LP	Delaware
Capmark VI LTD	Cayman Islands
Capmark VII - CRE Ltd.	Cayman Islands
Capmark Yugen Sekinin Chukan Hojin JPN	Japan
Cardiff Investment Properties Limited	Jersey
Caspita Protech 107 Special, L.P.	Ohio
CDF Development Louisville Leverage Fund, LLC	Delaware
CDF Development Louisville, LLC	Delaware
CEI Bethesda Metro Center LLC	Delaware
CEI Bethesda Series C Garage Lease LLC	Delaware
CEI Metro Center Investor LLC	Delaware
CEI Partners, L.P.	Delaware
CEI Portfolio Investors, LLC	Delaware
CG Investments, Y.K.	Japan
CGRF Subsidiary One Leverage Fund LLC	Delaware
Clarendon Property KK	Japan
CLAS V L.L.C.	Delaware
Clas VIII LLC	Delaware
Clearwater Austin Apartments GP LLC	Delaware
Clearwater Austin Apartments LP	Delaware
CM Investment Assets GK	Japan
Coefact S.A. de C.V.	Mexico
Colby Apartments I Limited Partnership	Kansas
Commercial Asset Trading, Inc.	Delaware
Commercial Equity Investments, Inc.	Pennsylvania
Commercial Mortgage Funding LLC (1999-A)	Delaware
Commercial Realty Advisors II, L.P.	Delaware
Commercial Realty Advisors III, L.P.	Delaware
Commercial Realty Manager IIA(Reit), Inc.	Maryland
Commercial Realty TRS IIA (REIT), Inc.	Delaware
Concordia Apartments I Limited Partnership	Kansas
Cottages of Belton, L.P.	Missouri
Cottages of Hastings, Ltd.	Nebraska
Cottages of Kansas City East, L.P.	Missouri
CP Corporation KK	Japan
CRE-8 Asset Funding LLC	Delaware

CRE-8 Funding LLC	Delaware
CRE-8 SLC Asset Funding LLC	Delaware
Crystal Ball Holding of Bermuda Limited	Bermuda
Crystal Capital GK	Japan
Crystal City Partners LLC	Delaware
CSREP Beta, Inc.	Delaware
CSREP RP Finance, LLC	Delaware
Daimon Property, K.K.	Japan
Deanshield L.P.	United Kingdom
Deerwood Apartments, LLC	Ohio
Delphi I Asset Holding LLC	Delaware
Delphi Servicing Holding Limited	England
Dexter Circle Investors Limited	Bermuda
DGF, Inc.	Minnesota
Dial National of Pleasant Hills, L.P.	Delaware
Dominion Apartments Gp LLC	Delaware
Dominion Apartments LP	Delaware
Eastland International Holdings Ltd.	Hong Kong
Edison Park Holdings Limited	Jersey
Edison Park LP	United Kingdom
Emerald Investments International, Inc.	British Virgin Islands
Enclave Apartments Gp LLC	Delaware
Enclave Apartments LP	Delaware
Escrow Bank USA	Utah
Fairview Terrace Holding Limited	Bermuda
Filipinas Investments Ltd.	Cayman Islands
First Gateway Real Estate Corporation	Philippines
Flaming Cove Limited	Bermuda
Flandre Investments,Y.K	Japan
Fontainebleau One Investment Company Ltd.	Cayman Islands
Formosa Asset Management Co., Ltd.	Taiwan
Franklin Drive Investors Limited	Bermuda
Fresno Portfolio Investors LLC	Delaware
Fuji Property GK	Japan
Fund II Equity Investments LLC	Delaware
G Funds Asset Management, LLC	Delaware
G Investment Assets,Y.K.	Japan
G Investment Holding Y.K.	Japan
G1 Yugen Sekinin Chukan Hojin	Japan
G2 Opportunity GP, LLC	Delaware
G3 GP, LLC	Delaware
G3 Strategic Investments LP	Delaware

GAHTCF Holdings II, LLC	Delaware
GAHTCF Holdings, LLC	Delaware
Garden Apartments Development Corp.	Texas
Garfield Drive Limited	Bermuda
GH Operations, Y.K.	Japan
GH Properties, Y.K.	Japan
GlennMac Limited	Jersey
GMACCHCC SA Holding Trust	Delaware
GMACCM Technology Europe Limited	Ireland
GP Corporation,Y.K.	Japan
GP Investment,Y.K.	Japan
GP Properties, Y.K.	Japan
GP Realty,Y.K.	Japan
Granite Investments One SPV - AMC Inc.	Philippines
Granite Investments Two SPV - AMC Inc.	Philippines
Granville Manor Townhomes, L.P.	Texas
Green Bay Townhouses, LLC	Wisconsin
Greenwood Housing I, Limited Partnership	Alabama
Gretna Managing Member LLC	Delaware
Grey Moss Apartments Gp LLC	Delaware
Grey Moss Apartments LP	Delaware
GSPE 1999-2, LLC	Delaware
Hakuba Property, GK	Japan
Hakusan Investments, Y.K.	Japan
Harbor Parcel B Leverage Fund LLC	Delaware
Hastings Apartments II Limited Partnership	Nebraska
Hemisphere I Limited	Alberta
Hemisphere II Limited	Alberta
Heritage Housing Associates, L.P.	Georgia
Hibiya Enterprise K.K.	Japan
Highland Park Townhouses, L.L.C.	Kansas
Hodaka Property GK	Japan
Hokulani YK	Japan
Hokulani Yugen Sekinin Chukan Hojin	Japan
Honeywell Poole Holdings Limited	Jersey
Hopeshield LP	England
Houndhill Investment Properties Limited	Jersey
Hunter Road Development, LLC	Texas
Hyacinth Investments Limited	Ireland
ICMF III(CHISOLM), LLC	Delaware
Ihilani Yugen Sekinin Chukan Hojin	Japan

Inner City Ventures CDE Leverage Fund LLC	Delaware
Integral Urban New Markets Fund 11a Cde Leverage Fund LLC	Delaware
Ishizuchi Property, GK	Japan
Ivybridge Investment Properties Limited	Jersey
Japan Asset Management & Investment Corporation	Japan
Japan Asset Trading Inc.	Cayman Islands
Japan Loan Funding Holdings Limited	Cayman Islands
Japan Loan Funding K.K	Japan
Kaiser Center Investors, LLC	Delaware
Kanda LLC	Delaware
Kapua, GK	Japan
KHC New Markets Fund A CDE Leverage Fund LLC	Delaware
Kirishima Property, GK	Japan
Kohola,Y.K.	Japan
Komachi Suzume Limited	Cayman Islands
Koolau Yugen Sekinin Chukan Hojin	Japan
Koolau, Y.K	Japan
Lease Asset Trading L.L.C. (1999-A)	Delaware
Leilani,Y.K.	Japan
Lenora Place Investors Limited	Bermuda
Lexington International Limited Company	Taiwan
Liberty Community Ventures VIII Leverage Fund LLC	Delaware
LLM Inversiones I, S.A. de C.V.	Mexico
LLM Inversiones II, S.A. de C.V.	Mexico
London Lothian LLC	United Kingdom
Luau,Y.K.	Japan
Luther Place Limited Partnership (Luther Place I & II)	Kansas
Macon Housing I, Limited Partnership	Alabama
Macon Housing II, Limited Partnership	Alabama
Mahalo,Y.K.	Japan
Malama Yugen Sekinin Chukan Hojin	Japan
Malama,Y.K.	Japan
Mammoth Investments, Inc.	Arizona
Manitowoc Affordable Housing Limited Partnership	Wisconsin
Marinette Affordable Housing Limited Partnership	Wisconsin
Mark Capital China Investment Company Ltd.	Cayman Islands
Markland Thorpe Park Investments Limited	Guernsey
Markland Thorpe Park Limited	Guernsey
Maylands Avenue Unit Trust	Guernsey
McCook YMCA Apartments I Limited Partnership	Nebraska
Melrose Place Limited	Bermuda
Mercer Lane Investors Limited	Bermuda

Meridian Housing I, Limited Partnership	Alabama
Michigan Development - Fairview, L.P.	Michigan
Michigan Development - Glenview, L.P.	Michigan
Michigan Development - Kalamazoo, L.P.	Michigan
Michigan Development - Maple Crest, L.P.	Michigan
Michigan Housing L.L.C.	Illinois
Michigan Housing Limited Partnership	Illinois
Millecare LP	England
Milwood Land Acquisition GP LLC	Delaware
Milwood Land Acquisition LP	Delaware
MITA Investments, Inc.	Nevada
MK Towers,Y.K.	Japan
Mortgage Investments, LLC	Delaware
Myles Mark Apartments Gp LLC	Delaware
Myles Mark Apartments LP	Delaware
Myoko Property GK	Japan
Natchez Housing I, Limited Partnership	Alabama
Natchez Housing II, Limited Partnership	Alabama
NCC I Administrative General Partners LLC	Delaware
NCC I Leverage Fund, LLC	Delaware
Net Lease Acquisition LLC	Delaware
New Markets Tax Credit Leverage Fund I LLC	Delaware
Newman Capital LLC	Delaware
Newman SB Holding Co, LLC	Delaware
Newparkridge Four Associates LLC	Delaware
Newport Finlay Partners, Ltd.	Florida
Nippon Property Management	Japan
Nippon Property Management K.K.	Japan
NMCC I Leverage Fund, LLC	Delaware
Norikura Property, GK	Japan
North Shields Holdings Limited	Jersey
North Shields Investment Properties Limited	Jersey
Northern Island Tower	Cayman Islands
NOTE B SPE, LLC	Delaware
Nouvelle Societe Financiere Bazin SARL	France
Olin Investments, Y.K.	Japan
Olive Way Investors Limited	Bermuda
One Dela Rosa Property Development, Inc.	Philippines
O’Neill Apartments I, L.P.	Nebraska
Oval Properties Limited	Jersey
Parkside Boulevard Limited	Bermuda

Peacock Place Limited	Jersey
Pelican Development Co.	Minnesota
PF Preferred LLC	Delaware
PGL One,Y.K.	Japan
Phoenix Development & Revitalization Leverage Fund, LLC	Delaware
Pilialoha Yugen Sekinin Chukan Hojin	Japan
Pine International Co., Ltd.	Taiwan
Pinnacle Investor LLC	Delaware
Pioneer I LLC	Delaware
Pioneer Olde Town Apartments, L.P.	Kansas
Platinum Asset Management Limited Company	Taiwan
Pleasant Hill Associates Corp.	Delaware
PLG Quik Park I, LLC	Delaware
Poplar Square, Limited Partnership	South Carolina
Potomac Yard Equity Investments, Inc.	Delaware
Prairie Meadows Condominium Owners’ Association, Inc.	Wisconsin
Prairie Meadows Senior Housing III, LLC	Wisconsin
Prairie Meadows Senior Housing, L.L.C.	Wisconsin
Premier Asset Management Company	Japan
Primrose Apartments Neenah, LLC	Wisconsin
Property Equity Investments, Inc.	Delaware
Propsit Limited	Jersey
Quadrant Parallel Fund LLC	Delaware
Rainfall Estates Limited	Jersey
Realpoint.Com LLC	Delaware
Realty Services International Inc.	Texas
Recuperadora de Deuda Hipotecaria, S. de C.V.	Mexico
Regal Investments, Inc.	Nevada
Riata Community Association, Inc.	Texas
Riata Owners’ Association, Inc.	Texas
Riata Property Investors LLC	Delaware
Riata Property Partners LLC	Delaware
Ridge View Investors Limited	Bermuda
Roaring Fork MP LLC Class A and B Certificates Series 2005-1 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-10 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-11 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-12 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-13 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-14 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-15 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-16 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-17 Trust	Delaware

Roaring Fork MP LLC Class A and B Certificates Series 2005-18 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-19 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-2 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-20 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-21 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-22 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-23 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-24 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-3 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-4 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-5 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-6 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-7 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-8 Trust	Delaware
Roaring Fork MP LLC Class A and B Certificates Series 2005-9 Trust	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-1	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-2	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-3	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-4	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-5	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-6	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-7	Delaware
Roaring Fork Municipal Products LLC Class A and B Certificates Trust Series 2004-8	Delaware
Roaring Fork Municipal Products LLC Trust Receipts Series MF 2004-1	Delaware
Roaring Fork Municipal Products LLC Trust Receipts Series MF 2004-2	Delaware
Roaring Fork Municipal Products, LLC	Delaware
Rock Creek Apartments Gp LLC	Delaware
Rock Creek Apartments LP	Delaware
Sakuranosato Partown Kaihatsu K.K.	Japan
Sakurazaka Property GK	Japan
Sankyo LLC	Delaware
Sapporo Maruyama GK	Japan
Seacrest Investors GP, LLC	Delaware
Seacrest Investors Managing Member, LLC	Delaware
Seacrest Investors, LLC	Delaware
Sedgefield LP	Georgia
Seika Investment Corporation	Japan
Select Apartment Properties, LLC	Delaware
Select Equity Investments, Inc.	Delaware
Shimura Leasing GK	Japan
Shimura Property GK	Japan
Shinano Property GK	Japan

Shirakami Property, GK	Japan
Sibley Investments, Y.K.	Japan
SIC - Lakeside Drive JV, LLC	Delaware
Sidney Apartments II Limited Partnership	Nebraska
Silver Cove Limited	Bermuda
SJM Cap, LLC	Delaware
SPG CDE Subfund A Leverage Fund I LLC	Delaware
St. Charles Leverage Fund, LLC	Delaware
Structured Products Group CDE LLC	Delaware
Summit Crest Ventures, LLC	Delaware
Sunderland Investment Properties Limited	Jersey
Sweet Home, Y.K.	Japan
Sydney Investments,Y.K.	Japan
Takamiya Property, Y.K.	Japan
Takarazuka Investments, Y.K.	Japan
Tameike Property A, G.K.	Japan
Tanglewood Senior Apartments, LLC	Wisconsin
Tanner Investors, Inc.	Delaware
TECFRANCE	France
The Arlington LP	Georgia
The Cottages of Pleasant Hill, An Iowa Limited Partnership	Iowa
The Harbor Leverage Fund II LLC	Delaware
The Harbor Leverage Fund III LLC	Delaware
The Paramount Companies Incorporated	Delaware
The Waco Gardens Company, Ltd.	Texas
Thorpe Park Investment Properties Limited	Jersey
Thorpe Park Limited Partnership	Guernsey
Thorpe Park Property Unit Trust (LP)	Guernsey
Tide Investments KK	Japan
Tokachi Property, GK	Japan
Tomah Affordable Housing Limited Partnership	Wisconsin
Tortoise Mall, Y.K.	Japan
Town Center Commons Gp LLC	Delaware
Town Center Commons LP	Delaware
Triumph Estates Limited	British Virgin Islands
Tustin Equity Investments, Inc.	Delaware
Tustine JJB Venture, LLC	Delaware
Twin Hickory Senior Associates, L.P.	Virginia
Twin Lakes Senior Housing Limited Partnership	Wisconsin
UK Realty Investors GP, LLC	Delaware
UP North Property Holdings, Inc.	Philippines

Uris Investments, Y.K.	Japan
Valentine Apartments I Limited Partnership	Nebraska
Valley Drive Investors Limited	Bermuda
Valley West-Phoenix Limited Partnership	Arizona
Verona Place Limited	Bermuda
VPN Plus II, S. de R.L. de C.V.	Mexico
VPN Plus, S. de R.L. de C.V.	Mexico
Wakea, Y.K.	Japan
Walden Ridge Limited Partnership	North Carolina
Washiba Property GK	Japan
Washington Manor, LLC	Kansas
Washingtonian Equity Investments, Inc.	Delaware
Washingtonian JJB Venture, LLC	Delaware
Watchmoor Investment Properties Limited	Jersey
Watchmore Estates Limited	British Virgin Islands
Wingate Development of DC Limited Partnership	District Of Columbia
Wood Trail Apartments Gp LLC	Delaware
Wood Trail Apartments LP	Delaware
Wuxi Chiway Properties Co., Ltd.	China
Wuxi Jinkie Properties Co., Ltd.	China
Wyndham Senior Villas, LLC	Wisconsin
Yakushi Property GK	Japan
Yellow Orchid Holding Ltd.	Cayman Islands
Yenco, Inc.	Washington
Yurakucho Investments, Y.K.	Japan

ENTITY	JURISDICTION
American Tax Credit Corporate Fund III, L.P.	DE
American Tax Credit Corporate Fund IV, LP	DE
American Tax Credit Corporate Fund V, L.P.	DE
American Tax Credit Corporate Fund VII, L.P.	DE
American Tax Credit Corporate Fund XVII, L.P.	DE
AMTAX Holdings Corp. Fund (Del.) AMBAC I, LLC	OH
AMTAX Holdings Corp. Fund (Del.) AMBAC II, LLC	OH
AMTAX Holdings Corp. Fund (Del.) AMBAC III, LLC	OH
AMTAX Holdings Corp. Fund (Del.) AMBAC IV, LLC	OH
AMTAX Holdings Corp. Fund (Del.) AMBAC V, LLC	OH
Broadway Street 2001, L.P.	DE
Broadway Street 2001-II, L.P.	DE
Broadway Street 2001-III, L.P.	DE
Broadway Street California, L.P.	CA
Broadway Street Georgia I, LLC	DE
Broadway Street Georgia II, LLC	GA
Broadway Street Georgia, LLC	GA
Broadway Street II, L.P.	DE
Broadway Street III, L.P.	DE
Broadway Street IV, L.P.	DE
Broadway Street IX, L.P.	DE
Broadway Street L.P.	DE
Broadway Street V, L.P.	DE
Broadway Street VI, L.P.	DE
Broadway Street VII L.P.	DE
Broadway Street VIII, L.P.	DE
Broadway Street X, L.P.	DE
Broadway Street XI, L.P.	DE
Broadway Street XII, L.P.	DE
Broadway Street XIV, L.P.	DE
Broadway Street XIX, L.P.	DE
Broadway Street XV, L.P.	DE
Broadway Street XVI, L.P.	DE
Broadway Street XVII, L.P.	DE
Broadway Street XVIII, L.P.	DE
Broadway Street XX, L.P.	DE
Broadway Street XXI, L.P.	DE
Broadway Street XXII, L.P.	DE
Broadway Street XXIII, L.P.	DE

ENTITY	JURISDICTION
Capmark Affordable Equity Holdings Inc.	CO
Capmark Affordable Equity Inc.	DE
Capmark Affordable Properties Inc.	DE
Capmark Affordable Realty Advisors LLC	OH
Capmark Holdings Corp. Fund (Del.) 4.5 LLC	DE
GMAC Guaranteed Northeastern Tax Credit Fund, LLC	DE
GMAC Guaranteed Tax Credit Fund 30, LLC	DE
GMAC Guaranteed Tax Credit Fund 31, LLC	DE
GMAC Guaranteed Tax Credit Fund 33, LLC	DE
GMAC Guaranteed Tax Credit Fund 40, LLC	DE
GMAC Guaranteed Tax Credit Fund 41, LLC	DE
GMAC Guaranteed Tax Credit Fund 42, LLC	DE
GMAC Guaranteed Tax Credit Fund 44, LLC	DE
GMAC Guaranteed Tax Credit Fund 45, LLC	DE
GMAC Guaranteed Tax Credit Fund 46, LLC	DE
GMAC Guaranteed Tax Credit Fund 47, LLC	DE
GMAC Guaranteed Tax Credit Fund 48, LLC	DE
GMAC Guaranteed Tax Credit Fund 49, LLC	DE
GMAC Guaranteed Tax Credit Fund 50, LLC	DE
GMAC Guaranteed Tax Credit Fund III, LLC	DE
GMAC Guaranteed Tax Credit Fund XII, LLC	DE
GMAC Guaranteed Tax Credit Fund XIV, LLC	DE
GMAC Guaranteed Tax Credit Fund XV, LLC	DE
GMAC Guaranteed Tax Credit Fund XVIII, LLC	DE
GMAC Guaranteed Tax Credit Fund XXIII, LLC	DE
GMAC Guaranteed Tax Credit Fund XXIV, LLC	DE
GMACCH Guaranteed Tax Credit Fund II, LLC	DE
GMACCH Guaranteed Tax Credit Fund IV, LLC	DE
GMACCH Guaranteed Tax Credit Fund IX, LLC	DE
GMACCH Guaranteed Tax Credit Fund LLC	DE
GMACCH Guaranteed Tax Credit Fund V, LLC	DE
GMACCH Guaranteed Tax Credit Fund VI, LLC	DE
GMACCH Guaranteed Tax Credit Fund VII, LLC	DE
GMACCH Guaranteed Tax Credit Fund VIII, LLC	DE
GMACCH Guaranteed Tax Credit Fund XI, LLC	DE
Guaranteed Affordable Housing Tax Credit Fund II, LLC	DE
Guaranteed Affordable Housing Tax Credit Fund, LLC	DE
Hastings, Nebraska Development Corp.	MN
Livermore LLC	CA

ENTITY	JURISDICTION
Livermore Senior Housing Associates LLC	CA
Livermore Senior Living Associates, LP	CA
MS Guaanteed Tax Credit Fund XIV, LLC	DE
MS Guaranteed Georgia Tax Credit Fund II, LLC	DE
MS Guaranteed Georgia Tax Credit Fund III, LLC	DE
MS Guaranteed Georgia Tax Credit Fund IV, LLC	DE
MS Guaranteed Georgia Tax Credit Fund, LLC	DE
MS Guaranteed Tax Credit Fund I, LLC	DE
MS Guaranteed Tax Credit Fund II, LLC	DE
MS Guaranteed Tax Credit Fund III, LLC	DE
MS Guaranteed Tax Credit Fund IV, LLC	DE
MS Guaranteed Tax Credit Fund IX, LLC	DE
MS Guaranteed Tax Credit Fund V, LLC	DE
MS Guaranteed Tax Credit Fund VI, LLC	DE
MS Guaranteed Tax Credit Fund VII, LLC	DE
MS Guaranteed Tax Credit Fund VIII, LLC	DE
MS Guaranteed Tax Credit Fund X, LLC	DE
MS Guaranteed Tax Credit Fund XI, LLC	DE
MS Guaranteed Tax Credit Fund XII, LLC	DE
MS Guaranteed Tax Credit Fund XV, LLC	DE
Paramount Credit Enhanced Tax Credit Fund I, LLC	DE
Paramount Credit Enhanced Tax Credit Fund II, LLC	DE
Paramount Financial Group, Inc.
Paramount Guaranteed Tax Credit Fund I, LLC	DE
Paramount Guaranteed Tax Credit Fund II, LLC	DE
Paramount Guaranteed Tax Credit Fund III, LLC	DE
Paramount Guaranteed Tax Credit Fund IV, LLC	DE
Paramount Guaranteed Tax Credit Fund V, LLC	DE
Paramount Guaranteed Tax Credit Fund VI, LLC	DE
Paramount Guaranteed Tax Credit Fund VII, LLC	DE
Paramount Guaranteed Tax Credit Fund VIII, LLC	DE
Protech Development Corporation	TN
Protech Development I, LLC	OH
Protech Economics, LLC	OH
Protech Holdings 105, LLC	OH
Protech Holdings 109, LLC	OH
Protech Holdings 110, LLC	OH
Protech Holdings 119, LLC	OH
Protech Holdings 128, LLC	OH

ENTITY	JURISDICTION
Protech Holdings 141, LLC	OH
Protech Holdings 142, LLC	OH
Protech Holdings 143, LLC	OH
Protech Holdings 151, LLC	OH
Protech Holdings 152, LLC	OH
Protech Holdings 154, LLC	OH
Protech Holdings 156, LLC	OH
Protech Holdings 157, LLC	OH
Protech Holdings 158, LLC	OH
Protech Holdings 159, LLC	OH
Protech Holdings 2002-A, LLC	OH
Protech Holdings 2004-D, LLC	OH
Protech Holdings C, LLC	OH
Protech Holdings R, LLC	OH
Wingate Development, LLC

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWASC 96-D3 LLC	DE
NEWASC 97-D4 LLC	DE
NEWBOACMI 00-1 LLC	DE
NEWBOACMI 00-2 LLC	DE
NEWBOACMI 01-1 LLC	DE
NEWBOACMI 01-3 LLC	DE
NEWBOACMI 01-PB1 LLC	DE
NEWBOACMI 02-2 LLC	DE
NEWBOACMI 02-PB2 LLC	DE
NEWBOACMI 02-X1 LLC	DE
NEWBOACMI 03-2 LLC	DE
NEWBOACMI 04-1 LLC	DE
NEWBOACMI 04-2 LLC	DE
NEWBOACMI 04-5 LLC	DE
NEWBSCMSI 00-WF1 LLC	DE
NEWBSCMSI 00-WF2 LLC	DE
NEWBSCMSI 01-TOP2 LLC	DE
NEWBSCMSI 02-PBW1 LLC	DE
NEWBSCMSI 02-TOP8 LLC	DE
NEWBSCMSI 03-PWR2 LLC	DE
NEWBSCMSI 04-PWR4	DE
NEWBSCMSI 04-TOP16 LLC	DE
NEWBSCMSI 99-WF2	DE
NEWCASCADES EAST ASSOCIATES LLC	DE
NEWCCMSC 00-2 LLC	DE
NEWCCMSC 00-3 LLC	DE
NEWCCMSC 97-2 LLC	DE
NEWCCMSC 98-2 LLC	DE
NEWCCMSC 99-1 LLC	DE
NEWCCMSI 05-C3 LLC	DE
NEWCDCCMT 02-FX1 LLC	DE
NEWCLASV 2002 LLC	DE
NEWCMAC 97-ML1 LLC	DE
NEWCMAC 98-C2 LLC	DE
NEWCMAC 99-C1 LLC	DE
NEWCMFUN 99-1 LLC	DE
NEWCOMM 99 1 Master Defeasance LLC	DE
NEWCSFBMSC 00-C1 LLC	DE
NEWCSFBMSC 00-PS4 LLC	DE
NEWCSFBMSC 01-CF2 LLC	DE
NEWCSFBMSC 01-CK1 LLC	DE

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWCSFBMSC 01-CK3 LLC	DE
NEWCSFBMSC 01-CK6 LLC	DE
NEWCSFBMSC 01-CKN5 LLC	DE
NEWCSFBMSC 01-CP4 LLC	DE
NEWCSFBMSC 02-CKP1 LLC	DE
NEWCSFBMSC 02-CKS4 LLC	DE
NEWCSFBMSC 02-CP3 LLC	DE
NEWCSFBMSC 02-CP5 LLC	DE
NEWCSFBMSC 03-C3 LLC	DE
NEWCSFBMSC 03-CK2 LLC	DE
NEWCSFBMSC 03-CPN1 LLC	DE
NEWCSFBMSC 04-C1 LLC	DE
NEWCSFBMSC 04-C2 LLC	DE
NEWCSFBMSC 04-C4 LLC	DE
NEWCSFBMSC 05-C1 LLC	DE
NEWCSFBMSC 97-C1 LLC	DE
NEWCSFBMSC 97-C2 LLC	DE
NEWCSFBMSC 98-PS2 LLC	DE
NEWCSFBMSC 99-C1 LLC	DE
NEWCSFBMSC 99-PS3 LLC	DE
NEWDLJCMC 00-CKP1 LLC	DE
NEWDLJCMC 2000-CF1 LLC	DE
NEWDLJCMC 98-CG1 LLC	DE
NEWDLJCMC 99-CG2 LLC	DE
NEWDLJCMC 99-CG3 LLC	DE
NEWDMARC 03-LNB1 LLC	DE
NEWDMARC COMM 04-LNB2 LLC	DE
NEWDMARC COMM 04-LNB3 LLC	DE
NEWDMARC COMM 04-LNB4 LLC	DE
NEWEXIT88 HOTEL LLC	DE
NEWEXIT88 MEZZANINE LLC	DE
NEWFHLMC Southern Management Portfolio LLC	DE
NEWFHLMC WESTDALE LLC	DE
NEWFMAC LRT 98-C LLC	DE
NEWFUCMSI 00-C1 LLC	DE
NEWFUCMSI 00-C2 LLC	DE
NEWFUCMSI 01-C3 LLC	DE
NEWFUCMSI 01-C4 LLC	DE
NEWFUCMSI 02-C1 LLC	DE
NEWFUCMSI 99-C2 LLC	DE
NEWFUCMSI 99-C4 LLC	DE

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWFULBA 98 C2 Master Defeasance LLC	DE
NEWG3 03-TRW LLC	DE
NEWGECCMC 00-1 LLC	DE
NEWGECCMC 01-1 LLC	DE
NEWGECCMC 01-2 LLC	DE
NEWGECCMC 01-3 LLC	DE
NEWGECCMC 02-1 LLC	DE
NEWGECCMC 02-3 LLC	DE
NEWGECCSUB LLC	DE
NEWGECMC 03-C1 LLC	DE
NEWGECMC 03-C2 LLC	DE
NEWGECMC 05-C2 LLC	DE
NEWGMACCM 99-1 LLC	DE
NEWGMACCMHFI 99-1 LLC	DE
NEWGMACCM-HVC LLC	DE
NEWGMACCMSI 00-C1 LLC	DE
NEWGMACCMSI 00-C2 LLC	DE
NEWGMACCMSI 01-C1 LLC	DE
NEWGMACCMSI 01-C2 LLC	DE
NEWGMACCMSI 02-C1 LLC	DE
NEWGMACCMSI 02-C2 LLC	DE
NEWGMACCMSI 02-C3 LLC	DE
NEWGMACCMSI 03-C1 LLC	DE
NEWGMACCMSI 03-C2 LLC	DE
NEWGMACCMSI 03-C3 LLC	DE
NEWGMACCMSI 04-C1 LLC	DE
NEWGMACCMSI 04-C2 LLC	DE
NEWGMACCMSI 97-C1 LLC	DE
NEWGMACCMSI 97-C2 LLC	DE
NEWGMACCMSI 98-C1 LLC	DE
NEWGMACCMSI 98-C2 LLC	DE
NEWGMACCMSI 99-C1 LLC	DE
NEWGMACCMSI 99-C2 LLC	DE
NEWGMACCMSI 99-C3 LLC	DE
NEWGMACCMSI 99-CTL1 LLC	DE
NEWGSMSCII 03-C1 LLC	DE
NEWGSMSCII 04-C1 LLC	DE
NEWGSMSCII 04-GG2 LLC	DE
NEWGSMSCII 05-GG4 LLC	DE
NEWGSMSCII 98-C1 LLC	DE
NEWGSMSCII 99-C1 LLC	DE

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWGWHFI ROCKAWAY OFFICE B NOTE LLC	DE
NEWHFCMAC 00-PH1 LLC	DE
NEWIMPAC 98-C1 LLC	DE
NEWJPMCCMSC 01-A LLC	DE
NEWJPMCCMSC 01-C1 LLC	DE
NEWJPMCCMSC 01-CIBC1 LLC	DE
NEWJPMCCMSC 01-CIBC2 LLC	DE
NEWJPMCCMSC 01-CIBC3 LLC	DE
NEWJPMCCMSC 02-C2 LLC	DE
NEWJPMCCMSC 02-C3 LLC	DE
NEWJPMCCMSC 02-CIBC4 LLC	DE
NEWJPMCCMSC 02-CIBC5 LLC	DE
NEWJPMCCMSC 03-C1 LLC	DE
NEWJPMCCMSC 03-CIBC7 LLC	DE
NEWJPMCCMSC 03-LN1 LLC	DE
NEWJPMCCMSC 03-ML1 LLC	DE
NEWJPMCCMSC 03-PM1 LLC	DE
NEWJPMCCMSC 04-C1 LLC	DE
NEWJPMCCMSC 04-C2 LLC	DE
NEWJPMCCMSC 04-CIBC10 LLC	DE
NEWJPMCCMSC 04-CIBC8 LLC	DE
NEWJPMCCMSC 04-CIBC9 LLC	DE
NEWJPMCCMSC 04-LN2 LLC	DE
NEWJPMCCMSC 04-PNC1	DE
NEWJPMCCMSC 05-CIBC11 LLC	DE
NEWJPMCCMSC 05-CIBC12 LLC	DE
NEWJPMCCMSC 05-LDP1 LLC	DE
NEWJPMCCMSC 05-LDP3 LLC	DE
NEWJPMCMFC 00-C10 LLC	DE
NEWJPMCMFC 99-C7 LLC	DE
NEWJPMCMFC 99-C8 LLC	DE
NEWJPMCMFC 99-PLS1 LLC	DE
NEWLBCMT 02-C7 LLC	DE
NEWLBCMT 98-C1 LLC	DE
NEWLBCMT 98-C4 LLC	DE
NEWMCFI 98-MC1 LLC	DE
NEWMCFI 98-MC3 LLC	DE
NEWMLMI 02-MW1 LLC	DE
NEWMLMI 97-C1 LLC	DE
NEWMLMI 98-C1 LLC	DE
NEWMSCI 03-IQ5 LLC	DE

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWMSCI 03-TOP11 LLC	DE
NEWMSCI 04-TOP13 LLC	DE
NEWMSCI 98-CF1 LLC	DE
NEWMSCI 98-HF2 LLC	DE
NEWMSCI 99-FNV1 LLC	DE
NEWMSCI 99-RM1 LLC	DE
NEWMSCI 99-WF1 LLC	DE
NEWMSDWCI 00-LIFE1 LLC	DE
NEWMSDWCI 00-LIFE2 LLC	DE
NEWMSDWCI 01-TOP1 LLC	DE
NEWMSDWCI 01-TOP3 LLC	DE
NEWMSDWCI 02-IQ3 LLC	DE
NEWMSDWCI 03-IQ4 LLC	DE
NEWMSDWCII 01-TOP5 LLC	DE
NEWMSDWCII 02-HQ LLC	DE
NEWNASC 98-D6 LLC	DE
NEWNLFC 98-2 LLC	DE
NEWNLFC 99-1 LLC	DE
NEWNLFC 99-2 LLC	DE
NEWNLFC 99-2 SLJ LLC	DE
NEWPARKRIDGE FOUR ASSOCIATES LLC	DE
NEWPNCMAC 00-C1 LLC	DE
NEWPNCMAC 00-C2 LLC	DE
NEWPNCMAC 01-C1 LLC	DE
NEWPNCMAC 99-CM1 LLC	DE
NEWPSSFC 00-C1 LLC	DE
NEWPSSFC 03-PWR1 LLC	DE
NEWPSSFC 99-NRF1 LLC	DE
NEWSASC 00-C3 LLC	DE
NEWSASC 00-C5 LLC	DE
NEWSASC 01-C2 LLC	DE
NEWSASC 01-C7 LLC	DE
NEWSASC 02-C1 LLC	DE
NEWSASC 02-C2 LLC	DE
NEWSASC 02-C4 LLC	DE
NEWSASCII 03-C1 LLC	DE
NEWSASCII 03-C3 LLC	DE
NEWSASCII 03-C5 LLC	DE
NEWSASCII 03-C7 LLC	DE
NEWSASCII 04-C1 LLC	DE
NEWSBMSVII 00-C1 LLC	DE

ENTITY NAME	STATE/COUNTRY OF ORIGIN
NEWSBMSVII 00-C3 LLC	DE
NEWSBMSVII 01-C1 LLC	DE
NEWSBMSVII 01-C2 LLC	DE
NEWSBMSVII 02-KEY2 LLC	DE
NEWSBMSVII 99-C1 LLC	DE
NEWTIAAA LLC	DE
NEWTIAACMBSI 01-C1 LLC	DE
NEWWCMSI 03-C7 LLC	DE
NEWWCMSI 05-C16 LLC	DE
NWMGMACCMSI 00-C3 LLC	DE
NWMGMCCMSI 00-C2 LLC	DE